Volshares Large Cap ETF
Schedule of Investments
April 30, 2021 (Unaudited)

Shares	Security Description	Value
	COMMON STOCKS - 97.6%
	Communications - 12.1%
11,980	AT&T, Inc.	$376,292
1,214	Facebook, Inc. - Class A (a)	394,647
6,545	Verizon Communications, Inc.	378,235
		1,149,174
	Consumer, Cyclical - 23.4%
253	AutoZone, Inc. (a)	370,422
3,115	Best Buy Company, Inc.	362,181
1,736	Dollar General Corporation	372,806
1,150	Home Depot, Inc.	372,221
692	O’Reilly Automotive, Inc. (a)	382,593
1,804	Target Corporation	373,897
		2,234,120
	Consumer, Non-Cyclical - 19.3%
4,621	BioMarin Pharmaceutical, Inc. (a)	360,068
4,447	Booz Allen Hamilton Holding Corporation	368,879
5,563	DENTSPLY SIRONA, Inc.	375,558
5,933	Kellogg Company	370,338
3,800	Monster Beverage Corporation (a)	368,790
		1,843,633
	Financial - 3.8%
9,361	Weyerhaeuser Company	362,926
	Industrial - 11.7%
3,368	Expeditors International of Washington, Inc.	370,009
1,282	FedEx Corporation	372,177
988	Lockheed Martin Corporation	375,993
		1,118,179
	Technology - 11.6%
2,695	Applied Materials, Inc.	357,654
1,832	Fortinet, Inc. (a)	374,149
3,676	Leidos Holdings, Inc.	372,305
		1,104,108
	Utilities - 15.7%
4,838	Consolidated Edison, Inc.	374,510
2,706	DTE Energy Company	378,894
8,276	Exelon Corporation	371,923
5,936	Public Service Enterprise Group, Inc.	374,918
		1,500,245
	TOTAL COMMON STOCKS (Cost $9,192,122)	9,312,385

		SHORT-TERM INVESTMENTS - 2.3%
217,004		First American Government Obligations Fund, Class X, 0.03% (b)	217,004
		TOTAL SHORT-TERM INVESTMENTS (Cost $217,004)	217,004
		TOTAL INVESTMENTS - 99.9% (Cost $9,409,126)	9,529,389
		Other Assets in Excess of Liabilities - 0.1%	8,377
		NET ASSETS - 100.0%	$9,537,766

	Percentages are stated as a percent of net assets.
	(a)	Non-income producing security.
	(b)	Rate shown is the annualized seven-day yield as of April 30, 2021.

Summary of Fair Value Disclosure at April 30, 2021 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  Accounting principles generally accepted in the United  States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2021:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$9,312,385	$-	$-	$9,312,385
Short-Term Investments	217,004	-	-	217,004
Total Investments in Securities	$9,529,389	$-	$-	$9,529,389
^See Schedule of Investments for breakout of investments by sector classification.
For the period ended April 30, 2021, the Fund did not recognize any transfers to or from Level 3.